UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.
(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573
(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 3.02.              Unregistered Sales of Equity Securities

On May 15, 2007, Universal American Financial Corp. (“Universal American”) completed the previously announced issuance and sale (the “Sale”) to Lee-Universal Holdings, LLC, Welsh, Carson, Anderson & Stowe X, L.P., Union Square Universal Partners, L.P., Perry Partners, L.P., Perry Partners International, Inc., Perry Commitment Fund, L.P. and Perry Commitment Master Fund, L.P. (collectively, the “Investors”) in a private placement of an aggregate of 30,473 shares of Series A Participating Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), and 19,527 shares of Series B Participating Convertible Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”), for an aggregate purchase price of $100 million.  Universal American intends to use the proceeds of the Sale for general corporate purposes, including working capital.

The Sale was conducted as a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(2) of the Securities Act, and Regulation D promulgated by the Securities and Exchange Commission, as transactions not involving a public offering.  The Series A Preferred Stock and Series B Preferred Stock have not been registered under the Securities Act of 1933, amended, and they may not be subsequently offered or sold by investors in the United States absent registration or an applicable exemption from the registration requirement.  This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

See Universal American’s Current Report on Form 8-K dated May 7, 2007, which is incorporated herein by reference, for additional information relating to the Sale, the Series A Preferred Stock, and the Series B Preferred Stock.

Item 8.01.              Other Events

On May 7, 2007, Universal American entered into a Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment”) pursuant to which the Amended and Restated Credit Agreement, dated as of May 28, 2004, by and among Universal American and certain of its subsidiaries, the Banks party to the Amended and Restated Credit Agreement, and Bank of America, N.A., as Administrative Agent, as amended (the “Amended Credit Agreement”), was amended to permit Universal American to issue preferred stock so long as no part of such preferred stock is mandatorily redeemable (whether on a scheduled basis or as a result of the occurrence of any event or circumstance) prior to June 1, 2029, and to acknowledge that no prepayment of the Term Loans (as defined in the Amended Credit Agreement) shall be required in connection with the Sale.

On May 7, 2007, Universal American also entered into a Second Amendment to Credit Agreement (the “Second Amendment”) pursuant to which the Credit Agreement, dated as of January 18, 2007,

among Universal American, the Banks party to the Credit Agreement and Bank of America, N.A., as Administrative Agent, as amended, (the “Credit Agreement”), was amended to permit Universal American to issue preferred stock so long as no part of such preferred stock is mandatorily redeemable (whether on a scheduled basis or as a result of the occurrence of any event or circumstance) prior to June 1, 2029.

The foregoing descriptions of the Fifth Amendment and the Fourth Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Fifth Amendment and the Fourth Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference into this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Title

10.1

Fifth Amendment to Amended and Restated Credit Agreement dated as of May 7, 2007, among Universal American Financial Corp., the Banks party to the Amended and Restated Credit Agreement, and Bank of America, N.A., as Administrative Agent.

10.2	Second Amendment to Credit Agreement dated as of May 7, 2007, among Universal American Financial Corp., the Banks party to the Credit Agreement, and Bank of America, N.A., as Administrative Agent.

The information contained herein (including the exhibits) and oral statements made from time to time by our representatives (including, but not limited to, statements regarding the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding the viability of any acquisition proposal; statements regarding the expectations of our operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage lines of business and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Part D program, including our estimates of membership, costs and revenues; future operating results and references to the estimate of the accretion from recent acquisitions) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond our ability to control or predict. Important factors that may cause actual results to differ materially and could impact us and the statements contained in this report can be found in our filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. For forward-looking statements in this report, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  We assume no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

	By:	/s/ Lisa M. Spivack
Lisa M. Spivack
Senior Vice President and
General Counsel

Date: May 17, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1

Fifth Amendment to Amended and Restated Credit Agreement dated as of May 7, 2007, among Universal American Financial Corp., the Banks party to the Amended and Restated Credit Agreement, and Bank of America, N.A., as Administrative Agent.

10.2	Second Amendment to Credit Agreement dated as of May 7, 2007, among Universal American Financial Corp., the Banks party to the Credit Agreement, and Bank of America, N.A., as Administrative Agent.